UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 23, 2017 (June 22, 2017)

AMAZING ENERGY OIL AND GAS, CO.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

701 S Taylor Street
Suite 470, LB 113
Amarillo, Texas 79101
(Address of principal executive offices and Zip Code)

(855) 448-1922
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2017, we and Kisa Gold Mining, Inc, our wholly owned Alaska subsidiary corporation ("Kisa"), entered into a Purchase Agreement with Afranex Gold Limited, a Canadian corporation and its wholly owned subsidiary corporation, Afranex (Alaska) Limited, an Alaska corporation  (collectively Afranex") to convey to Afranex (Alaska) Limited, all of Kisa's interest in and to 88 Alaska mining claims located in the Bethel and Kuskokwim Recording Districts, Fourth Judicial District, State of Alaska, together with all appurtenances, tailings, residues, waste rock and other minerals resulting from our operations and activities thereon.

The consideration for the conveyance was US$300,000 which Afranex has paid to us.  A list of the 88 mining claims is attached as an exhibit to the Purchase Agreement filed herewith.

The foregoing transaction was completed upon our delivery of a quit claim deed to Afranex covering the 88 mining claims.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2017, we and Kisa Gold Mining, Inc, our wholly owned Alaska subsidiary corporation ("Kisa"), entered into a Purchase Agreement with Afranex Gold Limited, a Canadian corporation and its wholly owned subsidiary corporation, Afranex (Alaska) Limited, an Alaska corporation  (collectively Afranex") to convey to Afranex (Alaska) Limited, all of Kisa's interest in and to 88 Alaska mining claims located in the Bethel and Kuskokwim Recording Districts, Fourth Judicial District, State of Alaska, together with all appurtenances, tailings, residues, waste rock and other minerals resulting from our operations and activities thereon.

The consideration for the conveyance was US$300,000 which Afranex has paid to us.  A list of the 88 mining claims is attached as an exhibit to the Purchase Agreement filed herewith.

The foregoing transaction was completed upon our delivery of a quit claim deed to Afranex covering the 88 mining claims.

ITEM 2.01      ACQUISTION OR DISPOSITION OF ASSETS

On June 22, 2017, we and Kisa Gold Mining, Inc, our wholly owned Alaska subsidiary corporation ("Kisa"), entered into a Purchase Agreement with Afranex Gold Limited, a Canadian corporation and its wholly owned subsidiary corporation, Afranex (Alaska) Limited, an Alaska corporation  (collectively Afranex") to convey to Afranex (Alaska) Limited, all of Kisa's interest in and to 88 Alaska mining claims located in the Bethel and Kuskokwim Recording Districts, Fourth Judicial District, State of Alaska, together with all appurtenances, tailings, residues, waste rock and other minerals resulting from our operations and activities thereon.

The consideration for the conveyance was US$300,000 which Afranex has paid to us.  A list of the 88 mining claims is attached as an exhibit to the Purchase Agreement filed herewith.

The foregoing transaction was completed upon our delivery of a quit claim deed to Afranex covering the 88 mining claims.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document Description

10.1	Purchase Agreement with Kisa Gold Mining Inc., Afranex Gold Limited and Afranex (Alaska) Limited dated June 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of June 2017.

AMAZING ENERGY OIL AND GAS, CO.

BY:	STEPHEN SALGADO
Stephen Salgado, Principal Financial Officer